UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 17, 2008
                                                          --------------

                                 RIVUS BOND FUND
                                 ---------------
              (Exact name of registrant as specified in its charter)

  Delaware                        811-02201                      231745238
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 (State or other jurisdiction of (Commission File Number) (IRS Employer Identification No.)
       incorporation)

                        113 KING STREET, ARMONK, NY               10508
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               (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code, 914-273-4545
                                                            ------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01

On March 17, 2008, Rivus Bond Fund (NYSE-BDF), a diversified closed-end management investment company registered under the Investment Company Act of 1940 issued the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibit 99.1          Press release dated March 17, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              RIVUS BOND FUND

Date:  March 17, 2008         /S/ LEONARD I. CHUBINSKY
                              -----------------------------------------------
                              Leonard I. Chubinsky
                              Secretary

                                  EXHIBIT INDEX

EXHIBIT NUMBER             EXHIBIT DESCRIPTION

99.1                       Press release dated March 17, 2008.